REPORT OF
INDEPENDENT
REGISTERED
PUBLIC
ACCOUNTING
FIRM



To the Shareholders
of Lifetime
Achievement Fund
and the Board of
Trustees of Northern
Lights Fund Trust III


In planning and
performing our audit of
the financial statements
of Lifetime Achievement
Fund, a series of shares
of  beneficial interest of
Northern Lights Fund
Trust III (the "Fund"), as
of and for the year
ended December 31,
2012, in accordance
with the standards of
the Public Company
Accounting Oversight
Board (United States)
("PCAOB"), we
considered its internal
control over financial
reporting, including
control activities for
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion
on the financial
statements and to
comply with the
requirements of Form
N-SAR but not for the
purpose of expressing
an opinion on the
effectiveness of the
Fund's internal control
over financial reporting.
Accordingly, we express
no such opinion.
The management of
Northern Lights Fund
Trust III is responsible
for establishing and
maintaining effective
internal control over
financial reporting.  In
fulfilling this
responsibility, estimates
and judgments by
management are
required to assess the
expected benefits and
related costs of controls.
A company's internal
control over financial
reporting is a process
designed to provide
reasonable assurance
regarding the reliability
of financial reporting and
the preparation of
financial statements for
external purposes in
accordance with
accounting principles
generally accepted in
the United States of
America ("GAAP").  A
company's internal
control over financial
reporting includes those
policies and procedures
that (1) pertain to the
maintenance of records
that, in reasonable
detail, accurately and
fairly reflect the
transactions and
dispositions of the
assets of the company;
(2) provide reasonable
assurance that
transactions are
recorded as necessary
to permit preparation of
financial statements in
accordance with GAAP,
and that receipts and
expenditures of the
company are being
made only in
accordance with
authorizations of
management and
directors of the
company; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of
unauthorized
acquisition, use or
disposition of a
company's assets that
could have a material
effect on the financial
statements.
Because of its inherent
limitations, internal
control over financial
reporting may not
prevent or detect
misstatements.  Also,
projections of any
evaluation of
effectiveness to future
periods are subject to
the risk that controls
may become inadequate
because of changes in
conditions, or that the
degree of compliance
with the policies or
procedures may
deteriorate.
A deficiency in internal
control over financial
reporting exists when
the design or operation
of a control does not
allow management or
employees, in the
normal course of
performing their
assigned functions, to
prevent or detect
misstatements on a
timely basis. A material
weakness is a
deficiency, or a
combination of
deficiencies, in internal
control over financial
reporting, such that
there is a reasonable
possibility that a material
misstatement of the
Fund's annual or interim
financial statements will
not be prevented or
detected on a timely
basis.


Our consideration of the
Fund's internal control
over financial reporting
was for the limited
purpose described in the
first paragraph and
would not necessarily
disclose all deficiencies
in internal control that
might be material
weaknesses under
standards established
by the PCAOB.
However, we noted no
deficiencies in the
internal control over
financial reporting and
its operations, including
controls for safeguarding
securities that we
consider to be material
weaknesses, as defined
above, as of December
31, 2012.
This report is intended
solely for the
information and use of
management, the
shareholders of Lifetime
Achievement Fund, the
Board of Trustees of
Northern Lights Fund
Trust III, and the
Securities and
Exchange Commission
and is not intended to
be and should not be
used by anyone other
than these specified
parties.







	BBD, LLP


Philadelphia,
Pennsylvania
March 1, 2013